UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THEa
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2010

CHINA ENVIRONMENTAL PROTECTION, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53783	75-3255056
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Jiangsu Zhenyu Environmental Protection Technology Co. Ltd.
West Garden, Gaocheng Town
Yixing City, Jiangsu Province
People’s Republic of China 214214
(Address of registrant’s principal executive office)

86-510-87838598
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K filed by China Environmental Protection, Inc., a Nevada corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on February 12, 2010 (the “Original Filing”) is being filed to amend the Original Filing to remove the audit report of Friedman LLP, the Company’s former independent accounting firm, with respect the Company’s consolidated financial statements for the years ended September 30, 2009 and 2008 and to mark such consolidated financial statements as being unaudited.

As reported in Amendment No. 2 to the Company’s Current Report on Form 8-K/A filed with the SEC on May 26, 2011, Friedman LLP informed the Company that it could no longer support its opinions related to the consolidated financial statements of the Company for the years ended September 30, 2009 and 2008 contained in the Original Filing.  The Company is currently seeking the engagement of a new independent accounting firm to audit the Company’s consolidated financial statements for the years ended September 30, 2009 and 2008 and shall file another amendment to this Current Report on Form 8-K to include a new audit report for such consolidated financial statements.

Except as described herein, no other changes have been made to the Original Filing, and this Amendment does not modify or update any other information in the Original Filing.

Item 9.01     Financial Statements and Exhibits

Financial Statements

Consolidated Financial Statements of Jiangsu Zhenyu Environmental Protection Technology Co. Ltd. for the Fiscal Years Ended September 30, 2009 and September 30, 2008 (Unaudited)	F-1

Notes to Consolidated Financial Statements (Unaudited)	F-7

Pro Forma Condensed Consolidated Financial Statements of T.O.D Taste on Demand, Inc. for the Period ended September 30, 2009 (Unaudited)	F-23

Notes to Consolidated Financial Statements (Unaudited)	F-26

Exhibits

Exhibit No.	Description

3.1	Articles of Incorporation as filed with the Secretary of State of Nevada. Incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form SB2 filed on January 30, 2008.

3.2	Bylaws. Incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form SB2 filed on January 30, 2008.

10.2	Consulting Services Agreement dated January 27, 2010 among Yixing Dragon Path and Zhenyu. *

10.3	Operating Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.4	Option Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.5	Voting Rights Proxy Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.6	Equity Pledge Agreement dated January 27, 2010 among Yixing Dragon Path and Zhenyu’s shareholders. *

10.7	Employment Agreement, dated January 1, 2010, by and between Zhenyu and Boping Li. *

10.8	Assignment and Assumption Agreement, dated February 11, 2010, between T.O.D. Taste on Demand Inc. and T.O.D. (2010) Inc. *

10.9	Incentive Option Agreement dated January 27, 2010 among Boping Li, Qinfen Ding, Panhong Li and Weihua Zhao *

16.1	Letter, dated February 12, 2010, from Berman & Company, P.A. to the Securities and Exchange Commission. *

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 31, 2011

CHINA ENVIRONMENTAL PROTECTION, INC.

By:	/s/ Boping Li
Name: Boping Li Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Incorporation as filed with the Secretary of State of Nevada. Incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form SB2 filed on January 30, 2008.

3.2	Bylaws. Incorporated by reference to Exhibit 3.1 to the Registrant’s registration statement on Form SB2 filed on January 30, 2008.

10.2	Consulting Services Agreement dated January 27, 2010 among Yixing Dragon Path and Zhenyu. *

10.3	Operating Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.4	Option Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.5	Voting Rights Proxy Agreement dated January 27, 2010 among Yixing Dragon Path, Zhenyu and its shareholders. *

10.6	Equity Pledge Agreement dated January 27, 2010 among Yixing Dragon Path and Zhenyu’s shareholders. *

10.7	Employment Agreement, dated January 1, 2010, by and between Zhenyu and Boping Li. *

10.8	Assignment and Assumption Agreement, dated February 11, 2010, between T.O.D. Taste on Demand Inc. and T.O.D. (2010) Inc. *

10.9	Incentive Option Agreement dated January 27, 2010 among Boping Li, Qinfen Ding, Panhong Li and Weihua Zhao *

16.1	Letter, dated February 12, 2010, from Berman & Company, P.A. to the Securities and Exchange Commission. *

* Incorporated by reference to the Company’s Current Report on Form 8-K filed on February 12, 2010.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION
TECHNOLOGY CO., LTD.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOGY CO., LTD.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of September 30,
	2009	2008
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$538,767	$402,245
Restricted cash	80,863	-
Accounts receivable, net allowance for doubtful accounts	614,158	646,953
Retainage	2,485,432	1,319,537
Other receivables	1,120,818	795,438
Inventory	1,457,480	1,810,549
Prepaid expenses	47,379	21,015
Advance to suppliers	233,259	150,290
Deferred tax assets	-	388,801
Total current assets	6,578,156	5,534,828

Property and equipment, net	1,665,574	1,792,858

Land use right, net	1,112,355	1,141,784

TOTAL ASSETS	9,356,085	8,469,470

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	1,588,850	437,764
Salary and welfare payables	444,177	464,777
Taxes payable	1,341,918	14,732
Short-term loans	292,983	294,555
Advance from customers	368,835	422,965
Other payables	437,447	2,529,988
Total current liabilities	4,474,210	4,164,781

LONG-TERM LOANS	-	5,466,944

TOTAL LIABILITIES	4,474,210	9,631,725

SHAREHOLDERS' EQUITY
Registered capital	2,140,116	2,140,116
Additional paid-in capital	169,194	169,194
Accumulated other comrehensive loss	(223,190)	(251,795)
Retained earnings (Accumulated deficit)	2,389,688	(3,609,895)
Non-controlling interest	406,067	390,125
Total shareholders' equity (deficiency)	4,881,875	(1,162,255)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,356,085	$8,469,470

The accompanying notes are an integral part of these consolidated financial statements

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOGY CO., LTD.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED)

	For The Years Ended September 30,
	2009	2008

Net sales	$26,189,005	$8,736,948

Cost of goods sold	(17,103,199)	(4,755,438)

Gross profit	9,085,806	3,981,510

Selling, general and administrative expenses
Selling expenses	(200,248)	(1,219,004)
General and administrative expenses	(1,095,884)	(595,702)
Total SG&A expenses	(1,296,132)	(1,814,706)

Income from operations	7,789,674	2,166,804

Non-operating income (expenses):
Interest income (expenses)	(19,506)	(28,466)
Other expenses	-	(5,121)
Total non-operating income (expenses)	(19,506)	(33,587)

Income before income taxes	7,770,168	2,133,217

Provision for income taxes (benefit)
Current	1,366,290	3,729
Deferred	386,290	540,163

Net income	$6,017,588	$1,589,325

Less: net income attributable to the noncontrolling interest	18,005	(7,791)

Net Income attributable to the Company	5,999,583	1,597,116

Other comprehensive item
Foreign currency translation gain(loss)	28,605	(230,194)

Comprehensive Income	$6,028,188	$1,366,922

Basic and diluted income per share	$0.36	$0.09

Weighted average number of shares	16,880,000	16,880,000

The accompanying notes are an integral part of these consolidated financial statements

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOGY CO., LTD.
CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
For the Years ended September 30, 2009 and 2008 (UNAUDITED)

	Registered capital	Additional paid in capital	Accumulated Other comprehensive income (loss)	Retained earnings (Accumulated deficits)	Non Controlling Interest	Total
Balance at September 30, 2007	$2,140,116	$169,194	$(21,601)	$(5,207,011)	$360,906	$(2,558,396)

Net income attributable to the Company	-	-	-	1,597,116	-	1,597,116
Net income for non-controlling interest	-	-	-	-	(7,791)	(7,791)
Foreign currency translation gain (loss)	-	-	(230,194)	-	37,010	(193,184)
Balance at September 30, 2008	2,140,116	169,194	(251,795)	(3,609,895)	390,125	(1,162,255)

Net income attributable to the Company	-	-	-	5,999,583	-	5,999,583
Net income for non-controlling interest	-	-	-	-	18,005	18,005
Foreign currency translation gain (loss)	-	-	28,605	-	(2,063)	26,542
Balance at September 30, 2009	$2,140,116	$169,194	$(223,190)	$2,389,688	$406,067	$4,881,875

The accompanying notes are an integral part of these consolidated financial statements

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOGY CO., LTD.
CONSOLIDATED STATEMENT OF CASH FLOW (UNAUDITED)

	For The Years Ended September 30,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,017,588	$1,589,325
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	158,104	173,253
Bad debt	4,235	13,042
Deferred tax expense	386,290	540,163
Decrease (increase) in current assets:
Restricted cash	(80,772)	-
Accounts receivable	25,075	471,195
Refundable security deposits	(1,171,617)	644,605
Other receivable	(329,256)	(558,224)
Inventory	343,021	(200,924)
Prepaid expenses	(26,447)	(12,627)
Advances to suppliers	(83,676)	171,688
Increase (decrease) in current liabilities:
Accounts payables and accrued expenses	1,152,125	(1,460,449)
Salaries and welfare payable	(18,099)	(104,370)
Taxes payable	1,325,770	14,081
Advance from customers	(51,815)	(1,698,912)
Other payables	(2,076,699)	547,356
Net cash provided by operating activities	5,573,827	129,202

CASH FLOWS FROM INVESTING ACTIVITIES:
Aditions to property and equipment	(17,211)	(757,683)
Net cash used in investing activities	(17,211)	(757,683)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long term loans	(5,431,646)	-
Net cash used in financing activities	(5,431,646)	-

EFFECT OF EXCHANGE RATE CHANGE ON
CASH AND CASH EQUIVALENTS	11,552	71,011

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	136,522	(557,470)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	402,245	959,715

CASH AND CASH EQUIVALENTS, END OF YEAR	$538,767	$402,245

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income tax paid	$8,663	$4,904
Interest paid	$19,500	$28,466

The accompanying notes are an integral part of these consolidated financial statements

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 1.  ORGANIZATION AND BASIS OF PRESENTATION

Jiangsu Zhenyu Environmental Protection Technology Co., Ltd. (“Zhenyu” or the “Company”), formerly known as Yixing Zhenyu Water Treatment Equipment Factory, was incorporated in Yixing City, Jiangsu Province, People’s Republic of China (“PRC”) on March 28, 1993 with an initial registered capital of RMB 1,880,000. Its registered capital was increased to RMB 16,880,000 (equivalent to $2,038,353) in May 2000. The principal business activities of Zhenyu include design, manufacturing, marketing, construction and installation of waste water and sewage treatment equipments, devices and facilities for environmental protection purposes, especially focusing on collaboration with various industrial and municipal waste water treatment plants. The Company’s water treatment equipments offer some of key solutions in water treatment process, such as filtration, water softening, water sediment separation, aeration, disinfection and reverse osmosis.

The Company directly owns 75% equity interest in Jiangsu Jinyu Environmental Engineering Co., Ltd. (“Jinyu”), a sino-foreign joint venture established under the laws of PRC on June 7, 2004, with registered capital of $1,120,000. The main business activities of Jinyu include the research and development, manufacturing, marketing and sales of water treatment equipments as well as providing high-quality post-sales services.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The consolidated financial statements include the financial statements of the Company and its majority-owned subsidiary, Jinyu. All significant inter-company transactions and balances between the Company and its subsidiary have been eliminated upon consolidation.

Minority interest

Minority interest results from the consolidation of 75% owned subsidiary, Jiangsu Jinyu Environmental Engineering Co., Ltd.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
 (UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment, provision necessary for contingent liabilities, taxes and other similar charges. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Company maintains bank accounts in the PRC. Total cash at September 30, 2009 and 2008 amounted to $538,767 and $402,245 respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

Accounts receivable

The Company carries accounts receivable at cost less an allowance for doubtful accounts. Allowances for doubtful accounts are recorded as a selling, general and administrative expense. The Company evaluates the adequacy of the allowance for doubtful accounts at least quarterly and computes the allowance for doubtful accounts based on the history of actual write-offs. The Company also performs a subjective review of specific large accounts to determine if an additional reserve is necessary. The formula for calculating the allowance closely parallels the Company’s history of actual write-offs and account adjustments based upon contractual terms. The allowance for doubtful accounts totals $17,797 and $13,631 as of September 30, 2009 and 2008, respectively.

Retainage

Retainage represents the security deposits withheld by the Company’s customers to warrant against potential defects for the initial one year period upon sales of equipments or installation of water treatment projects. Refundable deposits normally account for 5% to 10% of the total contract price, depending on various terms included in different equipment sales contracts or waste water treatment construction contracts. The deposits are to be refunded in one year after the completion of sales or installation. Total refundable security deposits at September 30, 2009 and 2008 amounted to $2,485,432 and $ 1,319,537, respectively.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
 (UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Inventory

Inventory is stated at the lower of cost or market using a weighted average method. Inventory consists of raw materials, work in process and finished goods. Raw materials consist of steel, polyresen, silicone and filtering components used in manufacturing of water treatment equipments. Cost of finished goods included direct costs of raw materials as well as direct labor used in production and an allocated portion of manufacturing overheads.

Management compares cost of inventory with its market value and an allowance is made for estimated obsolescence or for writing down the inventory to its market value, if lower than cost.

Advance to suppliers

Advance to suppliers represent the payments made and recorded in advance for goods and services received. The Company makes advances to suppliers for the purchase of certain materials and equipment components. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the services and materials become doubtful.

Revenue recognition

All of the Company’s construction and installation contracts are generally short-term in nature, range from three to six months. The Company recognizes sales in accordance with FASB ASC 605-10 “Revenue Recognition” (formerly known as Staff Accounting Bulletin No. 104).   The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured.  Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met.  Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advance from customers.

Advance from Customers

Advances from customers consist of prepayments to the Company for products or equipments that have not yet been shipped to the customers. Any amounts received prior to satisfying the Company’s revenue recognition criteria are recorded as advances from customers. The Company will recognize the prepayments from the customers as revenue at the time of delivery.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation and any impairment losses.  The cost of an asset comprises of its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.  Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to expense account in the year in which it is incurred.

In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performances, the expenditure is capitalized as an additional cost of the asset.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, less any estimated residual value.  Estimated useful lives of the assets are as follows:

Buildings	20 years
Machinery and office equipment	10 years
Vehicles	5 years

Any gain or loss on disposal or retirement of a fixed asset is recognized in the profit and loss account and is the difference between the net sales proceeds and the carrying amount of the relevant asset. When property and equipment are retired or otherwise disposed of, the asset and accumulated depreciation are removed from the accounts and the resulting profit or loss is reflected in operations.

Other payables

Other payables consist of balances for non-construction costs with unrelated companies and individuals with which the Company has business relationships. These amounts are unsecured, non-interest bearing and generally are short-term in nature. As of September 30, other payables totaled $437,447 and $2,529,988, respectively.

Fair value of financial instruments

ASC 820 “Fair Value Measurements and Disclosures”, previously FAS 157, adopted January 1, 2008, defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures.   The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, other current assets, short-term loans, accounts payable, customer deposits, other payables, accrued expenses, and taxes payable, approximate their fair value due to the short term maturities of these instruments.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign currency translation

The Company’s financial information is presented in US dollars. The functional currency of the Company is Rimini (“RMB”), the currency of the PRC. Transactions at the Company which are denominated in currencies other than RMB are translated into RMB at the exchange rate quoted by the People’s Bank of China prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than that RMB are included in the consolidated statements of income as exchange gains or loss. The financial statements of the Company have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standard “Foreign Currency Translation”. The financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders’ equity.

	2009	2008
Year end RMB: USD exchange rate	6.8263	6.7899
Annual average RMB: USD exchange rate	6.8340	7.0961

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollars at the rates used in translation.

Impairment of long-lived assets

Long-lived assets, which include property, plant and equipment, long-term investment and finite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the assets. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. No impairment loss is recorded for the years ended September 30, 2009 and 2008.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Product warranty

The Company provides product warranty to its customers that all equipment manufactured by the Company will be free from defects in materials and workmanship under normal use for a period of one year from the date of shipment and installation. The Company's experience for costs and expenses in connection with such warranties has been minimal and during the years ended September 30, 2009 and 2008, no product warranty reserve was considered necessary.

Income taxes

The Company accounts for income taxes in accordance with FASB ASC 740 “Income Taxes”, (formerly SFAS No. 109, “Accounting for Income Taxes”) and FASB ASC 740-10, (formerly FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes, an interpretation of SFAS No. 109”). Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or income tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted rates expected to apply to taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Value-added tax

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). All of the Company’s products that are produced and sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

Comprehensive income (loss)

Comprehensive income (loss) is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. The Company’s only components of comprehensive income during the years ended September 30, 2009 and 2008 were net income and the foreign currency translation adjustment.

Subsequent event

As required by ASC Topic 855 “Subsequent Events”, the Company has evaluated subsequent events that have occurred through February 8, 2010, the date the consolidated financial statements were available to be issued. The Company did not have any subsequent events that would require recognition or disclosure in the financial statements and footnotes as of and for the year ended September 30, 2009.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with the ASC 260, “Earnings per share” which requires companies with complex capital structures to present basic and diluted EPS.  Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period.  Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later.  Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Statement of Cash Flows

In accordance with FASB ASC 230 "Statement of Cash Flows", cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivables and other receivables.  The Company does not require collateral or other security to support these receivables.  The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivables.

Risks and uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company’s operations are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent accounting pronouncements

In May 2009, the FASB issued guidance now codified as ASC Topic 855, “Subsequent Events” (“ASC 855”) which provides authoritative accounting literature related to evaluating subsequent events. ASC 855 is similar to the current guidance with some exceptions that are not intended to result in significant change to current practice. ASC 855 defines subsequent events and also requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Company’s disclosures have been updated to reflect the adoption of this standard.

In June 2009, the FASB issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162, now included in FASB ASC 105, “Generally Accepted Accounting Principles”. This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles. This guidance explicitly recognizes rules and interpretive releases of the SEC under federal securities laws as authoritative GAAP for SEC registrants and is effective for the Company’s current reporting period. References made to FASB guidance throughout this document have been updated for the Codification.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)”, now included in FASB ASC 810-10, “Consolidation”, which amends FASB Interpretation No. 46 (revised December 2003) to address the elimination of the concept of a QSPE. This guidance replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a variable interest entity with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity and the obligation to absorb losses of the entity or the right to receive benefits from the entity. Additionally, this guidance provides more timely and useful information about an enterprise’s involvement with a variable interest entity and will become effective January 1, 2010. We are currently evaluating the impact, if any, of these guidelines.

In August 2009, the FASB issued ASU 2009-5, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value” (“FASB ASU 2009-5”), which  provides a single definition of fair value, a framework for measuring fair value, and requires additional disclosure about the use of fair value to measure assets and liabilities.  ASU 2009-05 provides clarification for circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances, a reporting entity is required to measure fair value using one or more of the following techniques: (1) a valuation technique that uses: (a) the quoted price of the identical liability when traded as an asset; or (b) quoted prices for similar liabilities or similar liabilities when traded as assets; or (2) another valuation technique that is consistent with the principles of Topic 820 such as an income approach or a market approach.  The guidance provided in ASU 2009-05 is effective for the first reporting period (including interim periods) beginning after issuance.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In October 2009, the FASB issued ASU 2009-13, “Revenue Recognition (Topic 605) – Multiple-Deliverable Revenue Arrangements – a Consensus of the FASB Emerging Issues Task Force” (“ASU 2009-13”).  ASU 2009-13 addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit.  The amendments in this update will be effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted.  The Company is currently evaluating this update.

NOTE 3.  Restricted Cash

Restricted cash is cash set aside for a particular use or event and is subject to withdrawal restrictions. Prior to the start of the construction and installation of waste water treatment projects, the Company is required to maintain certain deposits, as restricted cash, with PRC banks that provide quality guarantee to the Company’s industrial or municipal clients in relation to the execution of the construction and installation contracts of waste water treatment projects.  These deposits are normally equivalent to 5% to 10% of the contract price and are subject to withdrawal restrictions up to one year.

NOTE 4.  Accounts Receivables

Accounts receivables consist of trade receivables resulting from sales of products during the normal course of business. For the years ended September 30, 2009 and 2008, account receivables, net of allowance for doubtful accounts, amounted to $614,158 and $646,953, respectively. As of September 30, 2009 and 2008, the Company’s allowance for doubtful accounts totaled $ 17,797 and $ 13,631 as of September 30, 2009 and 2008, respectively.

The Company reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of accounts receivable and records a reserve when they believe collection of amounts due are at risk. Accounts considered uncollectible are written off through a charge to the income.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 5. Inventory

The inventory consists of the following:

	As of September 30,
	2009	2008
Raw materials	$763,203	$759,391
Work-in-process	188,489	39,434
Finished goods	505,788	1,011,724

Total	$1,457,480	$1,810,549

No allowance for obsolete inventories was charged to operations for both years ended September 30, 2009 and 2008.

NOTE 6. Property, Plant and Equipment

The detail of property, plant and equipment is as follows:

	As of September 30,
	2009	2008
Machinery & equipment	$547,373	$532,986
Vechiles	61,853	62,185
Plant & buildings	1,648,427	1,657,272
Sub total	2,257,653	2,252,443

Less: accumulated depreciation	(592,079)	(459,585)

Property, plant and equipment, net	$1,665,574	$1,792,858

Depreciation expense for the year ended September 30, 2009 and 2008 was $134,794 and $148,932, respectively.

NOTE 7.  Land Use Right

All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. However, the government grants the user a “land use right” (the Right) to use the land. The land use right of 10,622 square meters was originally acquired by the Company in the amount of RMB 7,965,000 from the relevant PRC land authority in April 2007. The Company has the right to use the land for 50 years on which the office premises, production facilities and warehouse of the Company are situated, and amortized the Right on a straight-line basis over the period of 50 years.

The amortization expense from the year ended September 30, 2009 and 2008 was $23,310 and $24,320 respectively.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 8.  Short-Term Bank Loan

Short-term bank loans represent amounts due to a local bank and are due on the dates indicated below. These loans generally can be renewed with the bank. Short-term bank loans at September 30, 2009 and 2008 consisted of the following:

	Balance as of September 30,
	2009	2008

a) Loan payable to China Construction Bank	$-	$294,555
1 year term from 6/27/2008 to 6/26/2009
a fixed interest rate of 0.556% per month

b) Loan payable to China Construction Bank	292,983	-
1 year term from 7/8/2009 to 7/7/2010,
a fixed interest rate of 0.487% per month

Total	$292,983	$294,555

The loan payable to China Construction Bank Yixing Branch was originally one year term from June 7, 2007 to June 6, 2008 with a fixed interest rate of 0.5703% per month. The loan was first renewed in 2008 for another year upon maturity for a higher fixed rate of 0.556% per month, and then renewed once again in 2009 for one more year with a lower fixed rate of 0.487% per month. The new maturity date is July 7, 2010. The Company pledged a land use right in the amount of RMB 1.7 million as well as a building in the amount of RMB 500,000 as collateral for the loans (a) and (b) shown above.

Interest expense for the above short term loans totaled $19,500 and $28,466 for the years ended September 30, 2009 and 2008, respectively.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 9. Long-Term Loans

Long-term loans represent amounts due to unrelated companies and are due on the dates indicated below. As of September 30, 2008, the Company borrowed $5,466,944 from several non-related companies.  These loans were intended to be free of interest and have been repaid to these unrelated companies as of September 30, 2009. The long-term loans include the following:

	As of September 30,
	2009	2008
a) Loan payable to Yixing Yulong Environmental Protection Co.,Ltd.
18 months term, due on 6/27/2007, bear no interest	$-	$533,145

b) Loan payable to Yixing Yulong Environmental Protection Co.,Ltd.
three year term, due on 1/27/2009, fixed interest	-	2,061,886

c) Loan payable to Yixing Tianma Environmental Protection Engineering Co.,Ltd.
18 months term, bear no interest, maturing in 6/1/2007	-	1,472,776

d) Loan payable to Jiangsu Guangyang Environmental Protection Co.,Ltd.
18 months term, bear no interest, maturing on 5/17/2007	-	1,399,137

Total	$-	$5,466,944

NOTE 10. Income Taxes

The Company is governed by the Income Tax Law of the People’s Republic of China concerning private-run enterprises, which are generally subject to income tax at statutory rate on income reported in the statutory financial statements after appropriate tax adjustments.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008.  Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the old tax rate of 33%.  However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 10: Income taxes (continued)

The following table reconciles the U.S. statutory rates to The Company’s effective tax rate for the years ended September 30, 2009 and 2008:

	For the years ended September 30,
	2009	2008
China Staturoty income tax rate	25%	25%
Net operating loss carry-forward (1)	(5.03%)	(23.3%)
China income tax exemption (2)	(2.2%)	-

Effective tax rate	17.77%	1.70%
_________________

(1)	Net operating loss carry-forward was used to offset taxable income in PRC.
(2)
 China income tax exemption represents the income tax that could be reduced by favorable tax treatment authorized by relevant tax authority to the Company’s direct-owned subsidiary Jiangsu Jinyu Environmental Engineering Co., Ltd., which is subject to reduced tax rate of 12.5%, as it is registered as State-recognized high-tech company.

The majority of the Company’s net income was from Zhenyu, which is subject to 25% of corporate income tax rate in PRC. For the years ended September 30, 2006 and 2007, Zhenyu suffered operating losses in the amount of RMB 17,224,713 and RMB 8,667,007, respectively. For Chinese income tax purpose, these operating losses can be carried forward and be available to reduce future years' taxable income. Management believes that the realization of the deferred tax asset arising from these losses appear to be in the best interest to the Company's business operations. The Company has recorded income tax provision of $1,366,290 for the year ended September 30, 2009 after applying the net operating loss carry-forwards. No current provision for income tax is required for Zhenyu as a result of the realization of net operating loss carry-forward for the year ended September 30, 2008.

Deferred income tax reflects the net effects of temporary difference between the carrying amounts of assets and liabilities for financial statements purposes and the amounts used for income tax purposes, and operating loss carry-forward.

The components of deferred tax assets as of September 30, 2009 and 2008 consist of the following:

	2009	2008
Deferred tax assets - Beginning Balance	$388,801	$928,964
Deferred tax expense utillized	388,801	540,163
Net deferred tax assets	$-	$388,801

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 11. Non-Controlling Interest

Non-controlling interest represents the minority stockholders’ proportionate share of 25% of the equity of Jiangsu Jinyu Environmental Engineering Co., Ltd.

The Company’s controlling interest requires that Jinyu’s operations be included in the Company’s Consolidated Financial Statements.

A reconciliation of minority interest as of September 30, 2009 is as follows:

Balance as of September 30, 2007	$360,906
Proportionate share of Net Income (loss) from Jinyu	(7,791)
Foreign currency translation gain (loss)	37,010
390,125
Proportionate share of Net Income from Jinyu	18,005
Foreign currency translation gain (loss)	(2,063)
Balance as of September 30, 2009	$406,067

NOTE 12. Shareholder’s Equity

The Company’s total registered capital is RMB16, 880,000 as of September 30, 2009, equivalent to $2,140,116.  The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records.  For the purpose of financial reporting, the Company elected to designate one (1) common share for each RMB contributed.  Accordingly, there were total 16,880,000 shares issued and outstanding as of September 30, 2009 and 2008.

NOTE 13.  Concentration of Risks

The Company sells to a wide range of customers. No single customer accounted for more than 10% of revenue or project expenditures for the years ended September 30, 2008 and 2009.

Two major vendors provided approximately 54.96% of the Company’s purchases of raw materials for the year ended September 30, 2009, with each vendor individually accounting for 30.05% and 24.64%, respectively. Three vendors provided 61.53% of the Company’s purchase of raw materials for the year ended September 30, 2008, with each vendor individually accounting for 30.91%, 21.16%, and 9.47%, respectively.

JIANGSU ZHENYU ENVIRONMENTAL PROTECTION TECHNOLOPGY CO., LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2009 AND 2008
(UNAUDITED)

NOTE 14. Commitments and Contingencies

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China, the central bank of China. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

T.O.D. TASTE ON DEMAND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLODATED
FINANCIAL STATEMENTS
September 30, 2009

T.O.D. TASTE ON DEMAND INC.

INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLODATED
FINANCIAL STATEMENTS

PAGES(S)
Introduction to Unaudited Pro Forma Condensed Consolidated Financial statements	F-21

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009 (Unaudited)	F-23

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended June 30, 2008 (Unaudited)	F-24

Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended June 30, 2009 (Unaudited)	F-26

Notes to Condensed Consolidated Pro Forma Financial Statements (Unaudited)	F-26

T.O.D. TASTE ON DEMAND INC.
INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

On February  12, 2010, T.O.D. Taste On Demand Inc. (the “Company” or “Parent”) acquired all of the outstanding capital stock of Dragon Path International Limited, a British Virgin Islands corporation (“Dragon Path”), through China Environmental Protection Inc., a Nevada corporation (the “Merger Sub”) wholly owned by the Company. Dragon Path is a holding company whose only asset, held through a subsidiary, is 100% of the registered capital of Yixing Dragon Path Environment Technology Limited (“Yixing Dragon Path”), a limited liability company organized under the laws of the People’s Republic of China (“China” or “PRC”). Substantially all of Dragon Path's operations are conducted in China through Yixing Dragon Path, and through contractual arrangements with Yixing Dragon Path’s consolidated affiliated entitity in China, Jiangsu Zhenyu Environmental Protection Technology Co. Ltd. (“Zhenyu”). Zhenyu is engaged in design, manufacture, and installation of waste water treatment equipment for environmental protection purposes, as well as providing high-quality after-sales services.

In connection with the acquisition, the Merger Sub issued 100 shares of the common stock of the Merger Sub which constituted no more than 10% ownership interest in the Merger Sub in exchange for all the shares of the capital stock of Dragon Path (the “Share Exchange” or “Merger”). The 100 shares of the common stock of the Merger Sub were converted into approximately 16,150,000 shares of the common stock of the Company so that upon completion of the Merger, the shareholder of Dragon Path and his designees own approximately 95% of the common stock of the Company.

Before the closing of the Merger, the Company affected a 4.61896118 for 1 reverse split of the outstanding common stock of the Company, so that after such split there were approximately issued and outstanding 850,000 shares of common stock of the Company.

As a result of these transactions, persons affiliated with Zhenyu now own securities that in the aggregate represent approximately 95% of the equity in the Company. In addition, persons affiliated with Zhenyu will control the Board of Directors of the Company ten days after the notice pursuant to Rule 14f-1 is mailed to the shareholders of record.

In connection with the change of control contemplated by the Share Exchange, the directors and officers of the Company will be resigning from their positions and new directors and officers will be appointed effective upon the effectiveness of the Merger.

The transaction will be accounted for as a reverse merger under the purchase method of accounting since there was a change of control. Accordingly, Dragon Path will be treated as the continuing entity for accounting purposes.

T.O.D. TASTE ON DEMAND INC.
INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at September 30, 2009. The unaudited pro forma condensed consolidated statement of operations for the three months ended September 30, 2009 and for the year ended June 30, 2008 has been presented as if the share exchange had occurred on July 1, 2007.

The unaudited pro forma condensed consolidated financial statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

T.O.D. TASTE ON DEMAND INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2009

	T.O.D. Taste on Demand Inc	Jiangsu Zhenyu Environmental Protection Technology Co., Ltd.	Adjustments	Notes	Pro Forma Combined Total
ASSETS

CURRENT ASSETS
Cash & cash equivalents	$30	$538,767	$(30)	a	$538,767
Restricted cash	-	80,863			80,863
Accounts receivable, net allowance for doubtful accounts	-	614,158			614,158
Refundable security deposits	-	2,485,432			2,485,432
Other receivables	-	1,120,818			1,120,818
Inventory	-	1,457,480			1,457,480
Prepaid expenses	-	47,379			47,379
Advance to suppliers	-	233,259			233,259
Deferred tax assets	-	-			-
Total current assets	30	6,578,156			6,578,156

Property and equipment, net	-	1,665,574			1,665,574

Intangible assets, net	-	1,112,355			1,112,355
					-
TOTAL ASSETS	30	9,356,085			9,356,085

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	14,129	1,588,850	(14,129)	a	1,588,850
Salary and welfare payables	-	444,177			444,177
Taxes payable	-	1,341,918			1,341,918
Short-term loans	-	292,983			292,983
Advance from customers	-	368,835			368,835
Other payables	-	437,447			437,447
Total current liabilities	14,129	4,474,210			4,474,210

LONG TERM LIABILITIES	3,072	-	(3,072)	a	-

TOTAL LIABILITIES	17,201	4,474,210			4,474,210

SHAREHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares authorized; none issued and outstanding	-	-			-
Common stock, $0.001 par value, 160,000,000 shares authorized and 3,857,257 shares issued and outstanding at September 30, 2009 and 3,857,257 shares issued and outstanding at September 30, 2009	3,857	-	(3,022)	b	17,000
			16,165	b
Registered capital	-	2,140,116	(2,140,116)	b	-
Additional paid-in capital	70,676	169,194	2,052,440	a, b	2,292,310
Deficit accumulated during the development stage	(91,704)		91,704	a, b	-
Accumulated other comrehensive income (loss)	-	(223,190)			(223,190)
Retained earnings (Accumulated deficits)	-	2,389,688			2,389,688
Non-controlling interest	-	406,067			406,067
Total shareholders' equity	(17,171)	4,881,875			4,881,875

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$30	$9,356,085			$9,356,085

The accompanying notes are an integral part of these condensed consolidated financial statements

T.O.D. TASTE ON DEMAND INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

	T.O.D. Taste on Demand Inc	Jiangsu Zhenyu Environmental Protection Technology Co., Ltd.	Adjustments	Notes	Pro Forma Combined Total

Net sales	$-	$19,845,917			$19,845,917

Cost of goods sold		(13,703,256)			(13,703,256)

Gross profit	-	6,142,661			6,142,661

Selling, general and administrative expenses
Selling expenses		(198,748)			(198,748)
General and administrative expenses	(27,737)	(1,118,329)	27,737	a	(1,118,329)
Research and development	(11,072)	-	11,072	a	-
Total SG&A expenses	(38,809)	(1,317,077)			(1,317,077)

Income from operations	(38,809)	4,825,584			4,825,584

Non-operating income (expenses):
Interest income (expenses)	94	(20,146)	(94)	a	(20,146)
Other expenses	-	(5,182)			(5,182)
Total non-operating income (expenses)	94	(25,328)			(25,328)

Income before income taxes	(38,715)	4,800,256			4,800,256

Provision for income taxes (benefit)
Current	-	737,897			737,897
Deferred	-	386,290			386,290

Net income	$(38,715)	$3,676,069			$3,676,069

Less: net income attributable to the noncontrolling interest	-	9,680			9,680

Net Income attributable to the Company	(38,715)	3,666,389			3,666,389

Other comprehensive item
Foreign currency translation gain(loss)	-	571,482			571,482

Comprehensive Income	$(38,715)	$4,237,871			$4,237,871

Basic and diluted income per share	$(0.01)	$0.22			$0.22

Weighted average number of shares	3,785,596	16,880,000			17,000,000

The accompanying notes are an integral part of these condensed consolidated financial statements

T.O.D. TASTE ON DEMAND INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THREE MONTHS PERIOD FROM JULY 1, 2009 TO SEPTEMBER 30, 2009

	T.O.D. Taste on Demand Inc	Jiangsu Zhenyu Environmental Protection Technology Co., Ltd.	Adjustments	Notes	Pro Forma Combined Total

Net sales	$-	$9,503,831			$9,503,831

Cost of goods sold		(6,769,885)			(6,769,885)

Gross profit	-	2,733,946			2,733,946

Selling, general and administrative expenses
Selling expenses		(77,898)			(77,898)
General and administrative expenses	(4,817)	(102,649)	4,817	a	(102,649)
Total SG&A expenses	(4,817)	(180,547)			(180,547)

Income from operations	(4,817)	2,553,399			2,553,399

Non-operating income (expenses):
Interest income (expenses)		(5,307)			(5,307)
Other expenses		-
Total non-operating income (expenses)	-	(5,307)			(5,307)

Income before income taxes	(4,817)	2,548,092			2,548,092

Provision for income taxes (benefit)
Current		632,261			632,261
Deferred					-

Net income	$(4,817)	$1,915,831			$1,915,831

Less: net income attributable to the noncontrolling interest		7,668			7,668

Net Income attributable to the Company	(4,817)	1,908,163			1,908,163

Other comprehensive item
Foreign currency translation gain(loss)		389,944			389,944

Comprehensive Income	$(4,817)	$2,298,107			$2,298,107

Basic and diluted income per share	$(0.00)	$0.11			$0.11

Weighted average number of shares	3,857,257	16,880,000			17,000,000

The accompanying notes are an integral part of these condensed consolidated financial statements

T.O.D. TASTE ON DEMAND INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2009 and the unaudited pro forma condensed consolidated statement of income for three months ended September 30, 2009 and for the year ended June 30, 2009 to reflect the Share Exchange between the Company and Dragon Path:

a.	To record the spin-off of the Company’s assets and liabilities prior to the reverse acquisition;

b.	These adjustments reflect the recapitalization as a result of the transactions related to the share exchange.